Options Acquisition Sub, Inc.
(A Wholly-Owned Subsidiary of Customer Acquisition Network Holdings, Inc.

Financial Statements
(Unaudited)

As Of March 31, 2008
And For Three Months Ended
March 31, 2008 and 2007

TABLE OF CONTENTS

Unaudited Balance Sheet as of March 31, 2008

Unaudited Statements of Operations for the three months ended March 31, 2008 and 2007

Unaudited Statements of Cash Flows for the three months ended March 31, 2008 and 2007

Notes to Unaudited Financial Statements for the three months ended March 31, 2008 and 2007

OPTIONS ACQUISITION SUB, INC.
( A WHOLLY-OWNED SUBSIDIARY OF CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.)
BALANCE SHEETS

	March 31,2008	Year Ended December 31, 2007
	(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$65,546	$41,424
Accounts receivable, net of allowance
of $4,800 and $0, respectively	129,912	13,886
Prepaid expense	-	2,843
Other current assets	21,994	-
Total current assets	217,452	58,153

Property and equipment, net	125,005	112,289
Software, net	78,406	67,220
Goodwill	7,300,153	-
Intangible Assets, net	581,365	-

Total assets	$8,302,381	$237,662

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
Accounts payable	$228,554	$67,874
Accrued expenses	141,226	46,998
Deferred revenue	75,110	66,858
Due to related party - parent	304,850	-
Line of credit	-	12,790
Obligations under capital leases, current	25,118	25,118
Deferred Tax Liability	264,000	-
Total current liabilities	1,038,858	219,638

Long-term liabilities:
Obligations under capital leases, net of current portion	34,624	39,113
Total long-term liabilities	34,624	39,113

Total liabilities	1,073,482	258,751

Stockholders' equity (deficiency):
Common stock; Class A; $0.01 par value; 10,000,000 shares authorized, 1,000 shares issued and outstanding	10	10
Common stock; Class B; $0.01 par value; 5,000,000 shares authorized, none issued and outstanding	-	-
Additional paid-in capital	7,675,055	91,930
Accumulated deficit	(446,166)	(113,029)

Total stockholders' equity (deficiency)	7,228,899	(21,089)

Total liabilities and stockholders' equity (deficiency)	$8,302,381	$237,662
See notes to unaudited financial statements.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.)
STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31,
	2008	2007
	(Unaudited)	(Unaudited)

Net revenues	$739,950	$319,934
Cost of revenues	112,604	-

Gross profit	627,346	319,934

Operating expenses:
Server hosting and maintenance	355,349	40,019
Payroll and related costs	234,290	43,680
Commissions	69,820	39,557
Information technology services	36,020	29,913
Advertising	3,920	31,502
Rent	17,942	13,860
Other general and administrative	355,647	59,783

Total operating expenses	1,072,988	258,314

Income (loss) from operations	(445,642)	61,620
Other expense:
Interest expense	(524)	(2,679)

Net income (loss)	$(446,166)	$58,941

See notes to unaudited financial statements.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OFCUSTOMER ACQUISITION NETWORK HOLDINGS, INC.)
STATEMENTS OF CASH FLOWS

	For The Three Months Ended
	March 31,
	2008	2007
	(Unaudited)	(Unaudited)

Cash flows from operating activities:
Net income (loss)	$(446,166)	$58,941
Adjustments to reconcile net income (loss) to
net cash provided by (used in) operating activities:
Depreciation	9,869	4,143
Amortization	87,449	4,908
In-kind contribution	-	13,860
Bad debt expense	4,800	-
Changes in operating assets and liabilities:
Accounts receivable	(120,825)	(3,584)
Prepaid expenses	2,843	-
Other current assets	(21,994)	-
Accounts payable	160,680	(22,431)
Accrued expenses	94,228	1,605
Deferred revenue	8,252	(9,456)
Net cash provided by (used in) operating activities	(220,864)	47,986

Cash flows from investing activities:
Purchases of property and equipment	(22,585)	(18,336)
Purchases of software	(20,000)	(20,000)
Net cash used in investing activities	(42,585)	(38,336)

Cash flows from financing activities:
Advances (repayments) on lines of credit, net	(12,790)	49,444
Principal payments on capitalized leases	(4,489)	(2,335)
Due to related parties - parent	304,850	-
Distributions to stockholders	-	(96,242)
Net cash provided by (used in) financing activities	287,571	(49,133)

Net increase (decrease) in cash and cash equivalents	24,122	(39,483)
Cash and cash equivalents - beginning of year	41,424	76,055
Cash and cash equivalents - end of period	$65,546	$36,572

Supplemental disclosure of cash activities:
Interest paid	$524	$2,679

Supplemental disclosure of non-cash investing
and financing activities:
Push-down accounting pursuant to acquisition of Company	$7,960,153	$-

See notes to unaudited financial statements.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

 NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Description of Business

Options Acquisition Sub, Inc.’s (the “Company”) predecessor, Options Newsletter, Inc. D/B/A Options Media Group (“ONI”) was incorporated in the State of Florida on February 22, 2000. The Company began selling advertising space within free electronic newsletters that the Company published and emailed to subscribers. The Company also generated leads for customers by emailing its customers’ advertisements to various email addresses from within the Company’s database. The Company is also an email service provider (“ESP”) and offers customers an email delivery platform to create, send and track email campaigns. During the quarter ended March 31, 2008, the majority of the Company’s revenue was derived from being an ESP, but the Company continues to publish newsletters as well as email customer advertisements on a cost per lead generated basis.

Merger with Customer Acquisition Network Holdings, Inc.

On January 4, 2008,  ONI consummated an Agreement and Plan of Merger (the “Options Merger”), wherein Customer Acquisition Network Holdings, Inc. ("Holdings") formed, Options Acquisition Sub, Inc. (“Options Acquisition”), and ONI was merged into Options Acquisition, which is the surviving corporation and a wholly-owned subsidiary of Holdings.

The initial merger consideration (the “Options Merger Consideration”) included $1.5 million in cash of which $150,000 is held in escrow pending passage of deferred representation and warranty time period and 1.0 million shares of Holdings’ stock valued at $5.72 per share (applying EITF 99-12 “Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination”) .The total initial purchase price was $7,395,362 and includes the cash of $1,500,000, common stock valued at $5,717,273, legal fees of $73,920, valuation service fees of $25,000, brokers fees of $50,000 and 10,000 warrants valued at $29,169 with an exercise price of $5.57 per share.

In addition to the initial merger consideration, Holdings is obligated to pay an additional $1 million (the “Earn Out”) if certain gross revenues are achieved for the one year period subsequent to the Options Merger payable 60 days after the end of each of the quarters starting with March 31, 2008. For the quarter ended March 31, 2008, Holdings incurred $279,703 in Earn Out which is treated as an adjustment to goodwill.

Holdings accounted for the merger utilizing the purchase method of accounting in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, “Business Combinations”. Holdings is the acquirer for accounting purposes and ONI is the acquired company.  Accordingly, Holdings applied push–down accounting and adjusted to fair value all of the assets and liabilities directly on the financial statements of the Company. The net purchase price, including acquisition costs paid by Holdings, was allocated to assets acquired and liabilities assumed on the records of the Company as follows:

Current assets (including cash of $41,424)	$58,153
Property and equipment at net book value	112,289
Other assets (Software, net)	67,220
Goodwill	7,300,153
Other Intangibles	660,000

Liabilities assumed	(258,750)
Deferred tax liability	(264,000)
Net purchase price	$7,675,065

Intangible assets acquired include Customer Relationships valued at $610,000 and $50,000 for a covenant not to compete.

Goodwill is expected not to be deductible for income tax purposes.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

 NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION (continued)

Basis of Presentation

The interim condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the Company’s management, all adjustments (consisting of normal recurring adjustments and certain non recurring adjustments and reclassifications) necessary to present fairly our results of operations and cash flows for the three months ended March 31, 2008 and our financial position as of March 31, 2008 have been made. The results of operations for such interim periods are not necessarily indicative of the operating results to be expected for the full year.

Certain information and disclosures normally included in the notes to the annual financial statements have been condensed or omitted from these interim financial statements. Accordingly, these interim financial statements should be read in conjunction with the financial statements and notes thereto included in Holding’s Report on Form 8-K/A for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (“SEC”) on March 19, 2008.

Going Concern

As reflected in the accompanying unaudited financial statements for the three month period ended March 31, 2008, the Company had a net loss of $ 446,166 and $220,864 of net cash used in operations. At March 31, 2008 the Company had a working capital deficiency of $821,406. Additionally at March 31, 2008, the Company had an accumulated deficit of $446,166. These matters and the Company’s expected needs for capital investments required to support operational growth raise substantial doubt about its ability to continue as a going concern. The Company’s unaudited financial statements do not include any adjustments to reflect the possible effects on recoverability and classification of assets or the amounts and classification of liabilities that may result from our inability to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

Our unaudited condensed financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). These accounting principles require us to make certain estimates, judgments and assumptions. The Company believes that the estimates, judgments and assumptions upon which the Company relies are reasonable based upon information available at the time that these estimates, judgments and assumptions are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities as of the date of our condensed financial statements as well as the reported amounts of revenues and expenses during the periods presented. Our unaudited condensed financial statements would be affected to the extent there are material differences between these estimates and actual results. In many cases, the accounting treatment of a particular transaction is specifically dictated by GAAP and does not require management’s judgment in its application. There are also areas in which management’s judgment in selecting any available alternative would not produce a materially different result. Significant estimates include the valuation of accounts receivable, purchase price fair value allocation for business combinations, valuation and amortization periods of intangible assets, valuation of goodwill, and the estimate of the valuation allowance on deferred tax assets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are recorded at the invoiced amounts and are non-interest bearing. The Company maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. The Company reviews the accounts receivable which are 30 days or more past due in order to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, the Company makes judgments about the creditworthiness of significant customers based on ongoing credit evaluations.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Software

Purchased software is initially recorded at cost, which is considered to be fair value at the time of purchase. Amortization is provided for on a straight-line basis over the estimated useful lives of the assets of three years. Costs associated with upgrades and enhancements to existing Internal-use software that result in additional functionality are capitalized if they can be separated from maintenance costs, whereas costs for maintenance are expensed as incurred.

Amortization expense for the three months ended March 31, 2008 and 2007 was $87,449 and $4,908, respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the assets per the following table. Leasehold improvements are amortized over the shorter of the estimated useful lives or related lease terms. If there is no specified lease term, the Company amortizes leasehold improvements over the estimated useful life.

Category	Lives
Furniture & fixtures	5 years
Computer hardware	5 years
Office equipment	5 years
Leasehold improvements	10 years

Depreciation expense for the three months ended March 31, 2008 and 2007 were $9,869 and $4,143, respectively.

Intangible Assets

The Company records the purchase of intangible assets not purchased in a business combination in accordance with SFAS 142 “Goodwill and Other Intangible Assets” and records intangible assets acquired in a business combination or pushed-down pursuant to acquisition by its parent in accordance with SFAS 141 “Business Combinations”.

Customer Relationships are amortized based upon the estimated percentage of annual or period projected cash flows generated by such relationships, to the total cash flows generated over the estimated three year life of the customer relationships.

The non-compete intangible is amortized over the term of the agreement.

Goodwill

The Company tests goodwill for impairment in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”. Accordingly, goodwill is tested for impairment at least annually or whenever events or circumstances indicate that goodwill might be impaired. The Company has elected to test for goodwill impairment annually. During the three months ended March 31, 2008, the Company has determined that no adjustment to the carrying value of goodwill was required. As of March 31, 2008, Goodwill amounted to $7,300,153 (see Note 1).

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

Management evaluates the recoverability of the Company’s identifiable intangible assets and other long-lived assets in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets,” which generally requires the assessment of these assets for recoverability when events or circumstances indicate a potential impairment exists. Events and circumstances considered by the Company in determining whether the carrying value of identifiable intangible assets and other long-lived assets may not be recoverable include, but are not limited to: significant changes in performance relative to expected operating results; significant changes in the use of the assets; significant negative industry or economic trends; and changes in the Company’s business strategy. In determining if impairment exists, the Company estimates the undiscounted cash flows to be generated from the use and ultimate disposition of these assets. If impairment is indicated based on a comparison of the assets’ carrying values and the undiscounted cash flows, the impairment loss is measured as the amount by which the carrying amount of the assets exceeds the fair market value of the assets.

Fair Value of Financial Instruments

Cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, due to related party- parent and deferred revenue are recorded in the financial statements at cost, which approximates fair market value because of the short-term maturity of those instruments. The carrying amount of the Company’s lines of credit and obligations under capital leases approximate quoted market prices or current rates offered to the Company for debt of the same remaining maturities.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year, and (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if, based on the weight of the available positive and negative evidence, it is more likely than not some portion or all of the deferred tax assets will not be realized. A liability (including interest if applicable) is established in the financial statements to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. Applicable interest is included as a component of income tax expense and income taxes payables.

Revenue Recognition

The Company recognizes revenue when the following criteria have been met: persuasive evidence of an arrangement exists, the fees are fixed or determinable, no significant Company obligations remain, and collection of the related receivable is reasonably assured.

The Company, in accordance with Emerging Issues Task Force (EITF”) Issue 99-19 “Reporting Revenue Gross as a Principal vs. Net as an Agent,” reports revenues for transactions in which it is the primary obligor on a gross basis and revenues in which it acts as an agent on and earns a fixed percentage of the sale on a net basis, net of related costs. Credits or refunds are recognized when they are determinable and estimable.

The following policies reflect specific criteria for the various revenue streams of the Company:

Revenues for advertisements in the Company’s newsletter are recognized at the time the newsletter is emailed to subscribers.

Revenues for the Company sending direct emails of customer advertisements to our owned database of email addresses are recognized at the time the customer’s advertisement is emailed to recipients by the Company.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenues from Email Service Provider (“ESP”) activities which allow the customer to send the emails themselves, to our database of email addresses include a monthly fee charged for the customer’s right to send a fixed number of emails per month. ESP revenues are generally collected upfront from customers for service periods of one to six months. Thus, ESP revenues are deferred and recognized over the respective service period. Overage charges apply if the customer sends more emails in one month than is allowed per the contract. Accordingly, overage charges are accrued in the month of occurrence.

Revenue from list management services, which principally includes e-mail transmission services of third party promotional and e-commerce offers to a licensed email list, is recognized when internet users visit and complete actions at an advertiser’s website. Revenue consists of the gross value of billings to clients. The Company reports these revenues gross in accordance with EITF 99-19 because it is responsible for fulfillment of the service, has substantial latitude in setting price and assumes the credit risk for the entire amount of the sale, and it is responsible for the payment of all obligations incurred with advertiser email list owner. Cost of revenues from list management services are costs incurred to the email list owners whom the Company has licensed such email list.

Recently Issued Accounting Standards

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”). SFAS 141R requires that upon initially obtaining control, an acquirer will recognize 100% of the fair values of acquired assets, including goodwill, and assumed liabilities, with only limited exceptions, even if the acquirer has not acquired 100% of its target. Additionally, contingent consideration arrangements will be fair valued at the acquisition date and included on that basis in the purchase price consideration and transaction costs will be expensed as incurred. SFAS 141R also modifies the recognition for pre-acquisition contingencies, such as environmental or legal issues, restructuring plans and acquired research and development value in purchase accounting. SFAS 141R amends SFAS No. 109, “Accounting for Income Taxes,” to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. SFAS 141R is effective for business combinations for which the acquisition date is on or after January 1, 2009. The impact of adopting SFAS 141R will be dependent on the future business combinations that the Company may pursue after its effective date.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements” (“SFAS 160”). This Statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is required to be adopted simultaneously with SFAS 141R and is effective for the Company on January 1, 2009. The Company does not currently have any non-controlling interests in its subsidiaries, and accordingly, the adoption of SFAS 160 is not expected to have a material impact on its financial position, cash flows or results of operations.

On January 1, 2008, the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements. In February 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position, “FSP FAS 157-2—Effective Date of FASB Statement No. 157” (“FSP 157-2”), which delays the effective date of SFAS 157 for one year for certain nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Excluded from the scope of SFAS 157 are certain leasing transactions accounted for under SFAS No. 13, “Accounting for Leases.” The exclusion does not apply to fair value measurements of assets and liabilities recorded as a result of a lease transaction but measured pursuant to other pronouncements within the scope of SFAS 157. The Company does not expect that the adoption of the provisions of FSP 157-2 will have a material impact on its financial position, cash flows or results of operations.

 In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). This statement requires companies to provide enhanced disclosures about (a) how and why they use derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a company’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will adopt the new disclosure requirements on or before the required effective date and thus will provide additional disclosures in its financial statements when adopted.

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

 In April 2008, FASB Staff Position No. 142-3, Determination of the Useful Life of Intangible Assets (FSP 142-3) was issued. This standard amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company has not determined the impact on its financial statements of this accounting standard.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

NOTE 3 – INTANGIBLE ASSETS

Intangible assets which were acquired from the acquisition of the Company by Holdings consist of the following (see Note 1):

March 31, 2008

Customer relationships	$610,000
Non-compete agreement	50,000
660,000
Accumulated amortization	(78,635)
Intangible assets, net	$581,365

Customer Relationships are amortized based upon the estimated percentage of annual or period projected cash flows generated by such relationships, to the total cash flows generated over the estimated three year life of the Customer Relationships. Accordingly, this results in an accelerated amortization in which the majority of costs are amortized during the two year period following the acquisition date of the intangible.

The non-compete intangible is being amortized over the term of the agreement.

Amortization expense for the three month ended March 31, 2008 was $78,635.

NOTE 4 - STOCKHOLDERS’ EQUITY (DEFICIENCY)

Capital Structure

The Articles of Incorporation authorized the issuance of 15,000,000 shares of common stock having a par value of $0.01 per share. On July 19, 2000, an amendment was filed whereby the common stock was split into 10,000,000 Class A voting shares having a par value of $0.01 per share and 5,000,000 Class B non-voting shares having a par value of $0.01 per share.

In January 2008, the Company recorded a net assets fair value adjustment of $7,696,154 in additional paid in capital in connection with the push-down accounting pursuant to the acquisition of the Company by Holdings and a charge to additional paid in capital of $113,029 to reclassify the pre-acquisition accumulated deficit (see Note 1).

OPTIONS ACQUISITION SUB, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
CUSTOMER ACQUISITION NETWORK, HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
March 31, 2008
(Unaudited)

NOTE 5 - CONCENTRATIONS

Concentration of Credit Risk

Financial Instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. Management believes the financial risks associated with these financial instruments are not material. The Company places its cash with high credit quality financial institutions. The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits.

Concentration of Revenues

During the three months ended March 31, 2008, one individual customer accounted for 23% of revenues. During the three months ended March 31, 2007, no individual customer accounted for 10% or more of the Company’s revenues.

Concentration of Accounts Receivable

As of March 31, 2008, three customers accounted for 100% of total accounts receivable. As of March 31, 2007, no individual customer accounted for 10% or more of the total accounts receivable.

NOTE 6 - RELATED PARTIES TRANSACTIONS

The sole stockholder and officer of the Company controls three other entities that are considered affiliates of the Company.

As of March 31, 2008, due to related party – parent amounted to $304,850 which includes allocation of certain expenses of the parent company and advances to the Company for working capital. The allocation of certain expenses of the parent company of $174,960 represents a pro rata portion/percentage based upon the estimated revenue of the Company compared to the total revenue of the parent’s consolidated entity. Management believes that the allocation is reasonable.

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to March 31, 2008, the Company purchased $350,000 of qualified data for use by the Company in email advertising. The Company accounted for the data purchase as an intangible asset and will amortize its cost over its expected life.